Exhibit 99(i)
2009 Annual Meeting Welcome

Cautionary Statement This presentation includes "snapshot" information about Comm Bancorp used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by Comm Bancorp in its SEC filings. The presentation also contains forward- looking statements regarding our outlook or expectations relating to Comm Bancorp's future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.combk.com/investorevents. We provide greater detail regarding these factors in our 2008 Form 10-K and in our other SEC filings (accessible on the SEC's website at www.sec.gov and on or through our corporate website at www.combk.com/secfilings). We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume Any duty and do not undertake to update those statements. In this presentation, we will sometimes refer to adjusted results to help illustrate The impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We provide these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.combk.com under "Investor Relations."

Expansion of Trust to Include Corporate and Municipal Sectors Trust revenue increased 75.0% 2009 - Introducing Our Capital Account Allows School Districts, Municipalities and Authorities to enjoy a higher rate of interest while banking locally

Grand Opening - Tunkhannock

Fraud Protection Software Yellowhammer(r) Alerts us to possible fraudulent activity on deposit accounts

Technology Remote Deposit Capture (CB&T DirectSM) 147 scanners installed by year-end 2008 Goal for 2009: 100 additional scanners ACH Capabilities offered in 2009 Businesses utilize KlickSM Internet Banking to credit payroll accounts and their draft customers' accounts

Comm Bancorp, Inc. Net Income (Dollars in 000's) 2004 2005 2006 2007 2008 Net Income 4725 5210 6350 6900 5700

Comm Bancorp, Inc. Net Income (Dollars in 000's) 1/1/2009 2/1/2009 3/1/2009 4/1/2009 Net Income 572 578 623 612

FDIC Insurance Assessment Quarterly Assessment Rate Increase 2008 rate: $0.07 per $100 of assessable deposits 2009 rate: $0.14 - $0.16 per $100 of assessable deposits Estimated total cost of quarterly assessments is $800,000 Special One-Time Assessment to Fund DIF Payable to FDIC on September 30, 2009 5 basis points Assessment base - total assets less Tier I capital Approximate assessment for Community Bank is $278,000 Total Cost of FDIC Assessments 2009: $1,078,000 (estimated) 2008: $ 195,000 (actual, net of credit)

Cost Cutting Measures Consolidated Tunkhannock & Eaton branch offices Curtailed Board of Director conventions Postponed annual pay increases Eliminated high gloss color section of annual report Leased all-in-one scanners/printers/faxes to eliminate wasted paper

Cost Cutting Measures (continued) Joined consortium for reduced electrical rates Switched long-distance carriers to reduce telephone costs Updated facilities to use energy-efficient products

Troubled Asset Relief Program ("TARP") A program of the United States Federal Government: Purchase equity and troubled assets from banks to strengthen the financial industry Primary reasons some banks participated in TARP: Management anticipated significant capital reductions from material losses in loan or investment portfolios Management expected to acquire a trouble bank or branches Management anticipated gaining significant asset growth from increased merger activity of troubled banks in its market

TARP (Continued) Reasons Comm Bancorp, Inc. chose not to participate in TARP: TARP money was expensive, costing nearly 8% on a pretax basis Allowed Government to make future purchases of Comm Bancorp, Inc. common stock equal to 15% of TARP funds through warrants Prohibits Comm Bancorp, Inc. from repurchasing its stock Prohibits Comm Bancorp, Inc. from increasing its dividends to stockholders If TARP money is repaid within 3 years, Comm Bancorp, Inc. would be required to dilute our stockholder's ownership through issuance of common stock to replace TARP funds

Safety and Soundness Federal Deposit Insurance

Safety and Soundness Federal Deposit Insurance

Safety and Soundness (continued) Largest Bank Failures Washington Mutual on 9/25/08 $188.3b Deposits/$307.0b Assets INDYMAC Bank CA on 7/11/08 $18.9b Deposits/$30.7b Assets Bank United FL on 5/21/09 $8.7b Deposits/$13.7b Assets

Safety and Soundness (continued) Closest Proximity Bank Failures Citizens Community Bank, Ridgewood, NJ on 5/1/09 $40.6b Deposits/Assets Ameribank, Northfork, WV on 9/19/08 $100.9m Deposits/$104.0m Assets

Safety and Soundness (continued) Recent Transactions of Problem Financial Sector Institutions JP Morgan - Bear Stearns $1.1b Bank of American - Merrill Lynch $50.0b JP Morgan - Washington Mutual $1.9b Wells Fargo - Wachovia $15.1b PNC - National City Corp $5.1b

Safety and Soundness (continued) Stress Test (Supervisory Capital Assessment Program) Stress Test measured how much additional capital was required if the economy weakens further and causes events such as unexpected surge of losses or an unanticipated deterioration in earnings.

Safety and Soundness (continued) Stress Test (Supervisory Capital Assessment Program) Tested 19 largest US BHCs Adverse scenario test results indicate potential losses of $600 billion over 2 years. 10 of 19 BHCs were told to raise capital Total capital needed $75b BOA $33.9b Wells Fargo $13.7b Citigroup $5.5b

Safety and Soundness (continued) Regulatory and Audit Oversight Federal Reserve Bank PA Department of Banking Independent Registered Public Accounting Firm Internal Audit Staff Internal Auditors Outsource Risk Assessment Internal Control Assessment Call Report SEC Report

Safety and Soundness (continued) Sound Management Practices Board and senior management oversight (2 Corp/10 Bank Committees) Policies and procedures including risk limits (47 policies) Internal controls Information management system

Safety and Soundness (continued) Avoidance of High Risk Assets and Liabilities Freddie Mac/Fannie Mae Stock Subprime lending Toxic investment Derivatives - Swaps/Options/Hedges/Futures Brokered deposits

Safety and Soundness (continued) Strong Capital Adequacy Growth of Equity Capital Adequacy Ratios

Total Capital (Dollars in Millions) 2004 2005 2006 2007 2008 Total Capital 47.3 49.7 54.1 54.4 57.8

Capital Adequacy Ratios

Earnings & Dividends per Share 2004 2005 2006 2007 2008 Earnings per Share 2.5 2.8 3.43 3.87 3.26 Dividends per Share 0.88 0.92 1 1.04 1.08

Book Value & Market Value per Share 2004 2005 2006 2007 2008 BV per Share 25.38 26.86 29.27 31.01 33.41 MV per Share 41.78 41.8 42.8 43.9 35.01

Total Return Performance 2003 2004 2005 2006 2007 2008 NASDAQ Stk Mkt 100 108.8 111.2 122.1 132.4 63.8 NASDAQ Banks 100 114.5 111.8 125.5 99.5 72.5 CCBP 100 113.1 115.7 121.3 127.2 103.4

Fannie Mae Mortgage Loans Total Outstanding 4/30/2008 119745000 12/30/2008 124735000 5/31/2009 137481000 9 8 6

SBA Philadelphia Office 504 Loans Number of Loans NE Economic Development Company of PA - CDC Inc. 9 SE Economic Development Company of PA 8 Delval Business Finance Corporation 6 EDC Finance Corporation 3 SEDA-COG Local Development Corporation 1 9 8 6 3 1 $3,475,000

SBA Philadelphia Office Loan Volume Report By Lender Lender Rank Lender Rank Mfg & Traders Trust 1 Banco Popular NA 11 Citizens Bank of PA 2 Citizens & Northern 12 Sovereign 3 Mid Penn Bank 13 Superior Financial Grp 4 Newalliance Bank 14 TD Bank 5 CIT Small Bus. Lend 15 Susquehanna Bank 6 Community Bank & Trust 16 Commerce Bank 7 Preferred Capital BIDCO 17 National Penn Bank 8 Continental Bank 18 Univest National B&T 9 BNB Bank, NA 19 PNC Bank 10 Wells Fargo Bank, NA 20